Exhibit 99.1
FOR IMMEDIATE RELEASE

Quad/Graphics Reports Second Quarter and Year-To-Date June 2012 Results

Company generates $60 million in Recurring Free Cash Flow and pays down
$42 million in debt during the quarter

Highlights:

•	Generates second quarter net sales of $934 million.

•	Achieves second quarter Adjusted EBITDA of $112 million and Adjusted EBITDA margin of 12.0%, as compared to 11.9% in 2011.

•	Creates $60 million in second quarter Recurring Free Cash Flow and $167 million year-to-date.

•	Repays $42 million in debt during the quarter and $132 million year-to-date.

•	Completes integration of Worldcolor and confirms annual synergy savings of more than $275 million, exceeding original guidance of $225 million.

SUSSEX, WI, August 7, 2012 — Quad/Graphics, Inc. (NYSE: QUAD) (“Quad/Graphics” or the “Company”) today reported results for its second quarter and year-to-date ending June 30, 2012. For full financial results, please see the accompanying information.

“We are pleased with the continued progress we have made to strengthen our balance sheet, maintain strong credit metrics and generate significant cash flow during a quarter traditionally impacted by lower seasonal volumes,” said Joel Quadracci, Quad/Graphics Chairman, President & CEO. “This past July marked the two-year anniversary of the Worldcolor acquisition and, with the closing of the second quarter, we also mark the completion of a successful integration process. In the end, we expect to exceed our original synergy guidance by more than 20%, achieving over $275 million of annual savings. Our one-time cost to achieve these synergies will be less than $225 million, well within the expected range of $195 million to $240 million, resulting in a ratio of approximately 80 cents of cost for every dollar of synergy. This represents a significant achievement for the Company and a proud moment for all employees who worked hard to merge these two leading companies together during a time of significant industry transformation and economic challenge.”

Net sales for the second quarter were $934 million versus $977 million for the same period in 2011. Second quarter 2012 Adjusted EBITDA was $112 million compared to $116 million for the same period in 2011, and Adjusted EBITDA margin was 12.0% as compared to 11.9% in 2011. The quarterly results reflect expected volume and pricing pressures. Offsetting these impacts were incremental synergy savings totaling $21 million and lower selling, general and administrative costs.

“We are proud of the progress we continue to make in strengthening our balance sheet through the repayment of $42 million in debt during the quarter, and $132 million in the first half of 2012,” said John Fowler, Executive Vice President & Chief Financial Officer. “Our leverage ratio of 2.2x remains in our targeted range of 2.0x to 2.5x and we continue to generate significant Recurring Free Cash Flow to support our disciplined capital deployment strategy. Our quarterly dividend of $0.25 per share will be payable on September 21, 2012, to shareholders of record as of September 10, 2012.”

For the first six months of 2012, net sales were $1.92 billion versus net sales of $2.0 billion for the same period in 2011, reflecting expected volume and price pressures combined with impacts from continued economic uncertainty and secular pressures. Year-to-date Adjusted EBITDA was $238 million versus $258 million in 2011, reflecting lower volumes partially offset by lower selling, general and administrative costs. Recurring Free Cash Flow was $167 million for the first six months of 2012 compared to $102 million in the first six months of 2011, continuing a track record of solid cash flow generation.

Second Quarter Conference Call

Quad/Graphics (NYSE: QUAD) will hold a conference call at 10 a.m. ET / 9 a.m. CT on Wednesday, August 8, to discuss second quarter 2012 results. To access the conference call, it is recommended that you listen via computer at: http://us.meeting-stream.com/quadgraphics_080812/.

If for any reason you are unable to stream, you can listen to the audio via the telephone by calling:

•	Toll-Free: (877) 217 - 9946 (US/Canada)

•	Toll: (702) 696 - 4824 (International)

•	Conference ID: 89370002

The replay will be available for 30 days following the conference call. To access the replay via phone, please call (855) 859-2056 or (404) 537-3406 and enter the Conference ID number 89370002. To access the replay via the internet, please use the following link: http://us.meeting-stream.com/quadgraphics_080812/. Registration is required for replay.

Forward-Looking Statements

To the extent any statements in this press release contain information that is not historical, these statements are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements relate to, among other things, the objectives, goals, strategies, beliefs, intentions, plans, estimates, prospects, projections and outlook of Quad/Graphics, and can generally be identified by the use of words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “plan,” “foresee,” “believe” or “continue” or the negatives of these terms, variations on them and other similar expressions. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements.

These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the control of the Company. These risks, uncertainties and other factors could cause actual results to differ materially from those expressed or implied by those forward-looking statements. Among risks, uncertainties and other factors that may impact Quad/Graphics are those described in Item 1A of the Company's most recent Form 10-K and the following: the impact of significant overcapacity in the highly competitive commercial printing industry, which creates downward pricing pressure and fluctuating demand for printing services; the potential inability of the Company to reduce costs and improve operating efficiency rapidly enough to meet market conditions; the impact of electronic media and similar technological changes; the impact of changing future economic conditions; the potential failure to renew long-term contracts with customers, the renewal of those contracts under different terms, or customer nonperformance in accordance with the terms and for the duration of long-term contracts; significant capital expenditures may be needed to maintain the Company's platform and processes and to remain technologically and economically competitive; the impact of fluctuations in costs (including labor-related costs, energy costs, freight rates and raw materials) and the impact of fluctuations in the availability of raw materials; the impact of regulatory matters and legislative developments or changes in laws, including changes in environmental and privacy laws and postal rates, regulations and services; the impact on Quad/Graphics class A common shareholders of a limited active market for Quad/Graphics common stock and the inability to independently elect directors or control decisions due to the class B common stock voting rights; an other than temporary decline in operating results and enterprise value that could lead to non-cash impairment charges due to the impairment of goodwill, other intangible assets and property, plant and equipment, which, in turn, could lead to the Company being in non-compliance with certain of its debt facility covenants; the liabilities of Worldcolor with respect to pension and postretirement benefits could grow in the future and create additional costs; restrictions imposed by various covenants in the Company's debt facilities may affect the Company's ability to operate its business; failure to successfully integrate the operations of Quad/Graphics and Worldcolor; risks associated with the Company's operations outside of the United States; and the inability to retain and attract additional, key employees, or the adverse effects of any strikes or other labor protests.

Quad/Graphics cautions that the foregoing list of risks, uncertainties and other factors is not exhaustive and you should carefully consider the other factors detailed from time to time in Quad/Graphics' filings with the United States Securities and Exchange Commission and other uncertainties and potential events when reviewing the Company's forward-looking statements.

Because forward-looking statements are subject to assumptions and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. You are cautioned not to place undue reliance on such statements, which speak only as of the date of this press release. Except to the extent required by the federal securities laws, Quad/Graphics undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

About Quad/Graphics

Quad/Graphics (NYSE: QUAD) is a global provider of print and related multichannel solutions for consumer magazines, special interest publications, catalogs, retail inserts/circulars, direct mail, books, directories, and commercial and specialty products, including in-store signage. Headquartered in Sussex, Wis. (just west of Milwaukee), the Company has approximately 22,000 full-time equivalent employees working from more than 50 print-production facilities as well as other support locations throughout North America, Latin America and Europe. As a printing industry innovator, Quad/Graphics (www.QG.com) is redefining the power of print in today's multimedia world by helping its clients use print as the foundation of multichannel communications strategies to drive their top-line revenues.

Investor Relations Contact:
Kelly Vanderboom
Vice President & Treasurer, Quad/Graphics
414-566-2464
Kelly.Vanderboom@qg.com

Media Contact:
Claire Ho
Director of Corporate Communications, Quad/Graphics
414-566-2955
Claire.Ho@qg.com

QUAD/GRAPHICS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
For the Three Months Ended June 30, 2012 and 2011
(in millions, except per share data)
(UNAUDITED)

	Three Months Ended June 30,
	2012	2011
Net sales	$934.2	$977.2

Cost of sales	740.8	756.6
Selling, general and administrative expenses	80.6	104.6
Depreciation and amortization	84.7	83.5
Restructuring, impairment and transaction-related charges	37.7	21.6
Total operating expenses	943.8	966.3

Operating income (loss) from continuing operations	(9.6)	10.9

Interest expense	20.7	29.3

Loss from continuing operations before income taxes and equity in earnings (loss) of unconsolidated entities	(30.3)	(18.4)

Income tax benefit	(10.3)	(3.7)

Loss from continuing operations before equity in earnings (loss) of unconsolidated entities	(20.0)	(14.7)

Equity in earnings (loss) of unconsolidated entities	(0.8)	0.3

Net loss from continuing operations	$(20.8)	$(14.4)

Earnings from discontinued operations, net of tax (1)	—	4.2

Net loss	$(20.8)	$(10.2)

Net earnings attributable to noncontrolling interests	—	(0.1)

Net loss attributable to Quad/Graphics common shareholders	$(20.8)	$(10.3)

Earnings (loss) per share attributable to Quad/Graphics common shareholders:
Basic and diluted:
Continuing operations	$(0.44)	$(0.31)
Discontinued operations	—	0.09
Earnings (loss) per share attributable to Quad/Graphics common shareholders	$(0.44)	$(0.22)

Weighted average number of common shares outstanding:
Basic and diluted	46.8	47.3

(1)	Includes the results of the Canadian operations prior to the March 1, 2012 sale. Net loss from continuing operations and its components exclude the Canadian operations.

QUAD/GRAPHICS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
For the Six Months Ended June 30, 2012 and 2011
(in millions, except per share data)
(UNAUDITED)

	Six Months Ended June 30,
	2012	2011
Net sales	$1,923.8	$1,999.6

Cost of sales	1,513.7	1,540.3
Selling, general and administrative expenses	172.6	202.5
Depreciation and amortization	169.3	170.8
Restructuring, impairment and transaction-related charges	75.9	50.3
Total operating expenses	1,931.5	1,963.9

Operating income (loss) from continuing operations	(7.7)	35.7

Interest expense	42.1	59.1

Loss from continuing operations before income taxes and equity in earnings of unconsolidated entities	(49.8)	(23.4)

Income tax benefit	(44.1)	(10.9)

Loss from continuing operations before equity in earnings of unconsolidated entities	(5.7)	(12.5)

Equity in earnings of unconsolidated entities	0.3	1.1

Net loss from continuing operations	$(5.4)	$(11.4)

Loss from discontinued operations, net of tax (1)	(3.2)	(6.1)
Gain on disposal of discontinued operations, net of tax	35.3	—

Net earnings (loss)	$26.7	$(17.5)

Net earnings attributable to noncontrolling interests	(0.1)	(0.1)

Net earnings (loss) attributable to Quad/Graphics common shareholders	$26.6	$(17.6)

Earnings (loss) per share attributable to Quad/Graphics common shareholders:
Basic and diluted:
Continuing operations	$(0.12)	$(0.24)
Discontinued operations	0.69	(0.13)
Earnings (loss) per share attributable to Quad/Graphics common shareholders	$0.57	$(0.37)

Weighted average number of common shares outstanding:
Basic and diluted	46.8	47.3

(1)	Includes the results of the Canadian operations prior to the March 1, 2012 sale. Net loss from continuing operations and its components exclude the Canadian operations.

QUAD/GRAPHICS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
For the Three Months Ended June 30, 2012 and 2011
(in millions, except per share data)
(UNAUDITED)

	Three Months Ended June 30,			Three Months Ended June 30,
	2012			2011
	Consolidated	Discontinued Operations (1)	Continuing Operations	Consolidated	Discontinued Operations (1)	Continuing Operations

Net sales	$934.2	$—	$934.2	$1,070.5	$93.3	$977.2

Cost of sales	740.8	—	740.8	832.0	75.4	756.6
Selling, general and administrative expenses	80.6	—	80.6	112.0	7.4	104.6
Depreciation and amortization	84.7	—	84.7	87.7	4.2	83.5
Restructuring, impairment and transaction-related charges	37.7	—	37.7	23.4	1.8	21.6
Total operating expenses	943.8	—	943.8	1,055.1	88.8	966.3

Operating income (loss)	(9.6)	—	(9.6)	15.4	4.5	10.9

Interest expense	20.7	—	20.7	29.5	0.2	29.3

Earnings (loss) before income taxes and equity in earnings of unconsolidated entities	(30.3)	—	(30.3)	(14.1)	4.3	(18.4)

Income tax (benefit) expense	(10.3)	—	(10.3)	(3.6)	0.1	(3.7)

Earnings (loss) before equity in earnings of unconsolidated entities	(20.0)	—	(20.0)	(10.5)	4.2	(14.7)

Equity in earnings (loss) of unconsolidated entities	(0.8)	—	(0.8)	0.3	—	0.3

Net earnings (loss)	$(20.8)	$—	$(20.8)	$(10.2)	$4.2	$(14.4)

Net earnings attributable to noncontrolling interests	—	—	—	(0.1)	—	(0.1)

Net earnings (loss) attributable to Quad/Graphics common shareholders	$(20.8)	$—	$(20.8)	$(10.3)	$4.2	$(14.5)

Earnings (loss) per share attributable to Quad/Graphics common shareholders:
Basic and diluted	$(0.44)	$—	$(0.44)	$(0.22)	$0.09	$(0.31)

Weighted average number of common shares outstanding:
Basic and diluted	46.8	46.8	46.8	47.3	47.3	47.3

(1)
The Canadian operations sold on March 1, 2012 are presented as discontinued operations. This schedule is presented to provide the full income statement for consolidated, discontinued and continuing results of operations.

QUAD/GRAPHICS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
For the Six Months Ended June 30, 2012 and 2011
(in millions, except per share data)
(UNAUDITED)

	Six Months Ended June 30,			Six Months Ended June 30,
	2012			2011
	Consolidated	Discontinued Operations (1)	Continuing Operations	Consolidated	Discontinued Operations (1)	Continuing Operations

Net sales	$1,956.0	$32.2	$1,923.8	$2,172.8	$173.2	$1,999.6

Cost of sales	1,544.5	30.8	1,513.7	1,685.4	145.1	1,540.3
Selling, general and administrative expenses	175.5	2.9	172.6	221.0	18.5	202.5
Depreciation and amortization	169.3	—	169.3	178.2	7.4	170.8
Restructuring, impairment and transaction-related charges	77.6	1.7	75.9	58.2	7.9	50.3
Total operating expenses	1,966.9	35.4	1,931.5	2,142.8	178.9	1,963.9

Operating income (loss)	(10.9)	(3.2)	(7.7)	30.0	(5.7)	35.7

Interest expense	42.1	—	42.1	59.4	0.3	59.1

Loss before income taxes and equity in earnings of unconsolidated entities	(53.0)	(3.2)	(49.8)	(29.4)	(6.0)	(23.4)

Income tax (benefit) expense	(44.1)	—	(44.1)	(10.8)	0.1	(10.9)

Loss before equity in earnings of unconsolidated entities	(8.9)	(3.2)	(5.7)	(18.6)	(6.1)	(12.5)

Equity in earnings of unconsolidated entities	0.3	—	0.3	1.1	—	1.1
Gain on disposal of discontinued operations, net of tax	35.3	35.3	—	—	—	—

Net earnings (loss)	$26.7	$32.1	$(5.4)	$(17.5)	$(6.1)	$(11.4)

Net earnings attributable to noncontrolling interests	(0.1)	—	(0.1)	(0.1)	—	(0.1)

Net earnings (loss) attributable to Quad/Graphics common shareholders	$26.6	$32.1	$(5.5)	$(17.6)	$(6.1)	$(11.5)

Earnings (loss) per share attributable to Quad/Graphics common shareholders:
Basic and diluted	$0.57	$0.69	$(0.12)	$(0.37)	$(0.13)	$(0.24)

Weighted average number of common shares outstanding:
Basic and diluted	46.8	46.8	46.8	47.3	47.3	47.3

(1)
The Canadian operations sold on March 1, 2012 are presented as discontinued operations. This schedule is presented to provide the full income statement for consolidated, discontinued and continuing results of operations.

QUAD/GRAPHICS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
As of June 30, 2012 and December 31, 2011
(in millions)
(UNAUDITED)

	June 30, 2012	December 31, 2011
ASSETS
Cash and cash equivalents	$17.6	$25.6
Receivables, less allowances for doubtful accounts	531.9	656.1
Inventories	252.5	249.5
Prepaid expenses and other current assets	75.7	142.3
Deferred income taxes	70.6	86.7
Short-term restricted cash	17.2	8.5
Current assets of discontinued operations (1)	—	72.6

Total current assets	965.5	1,241.3

Property, plant and equipment—net	2,023.2	2,123.3
Goodwill	787.3	787.1
Other intangible assets—net	262.1	295.6
Long-term restricted cash	47.3	67.4
Equity method investments in unconsolidated entities	68.2	69.4
Other long-term assets	49.0	46.2
Long-term assets of discontinued operations (1)	—	104.9

Total assets	$4,202.6	$4,735.2

LIABILITIES AND SHAREHOLDERS' EQUITY
Accounts payable	$266.2	$301.9
Amounts owing in satisfaction of bankruptcy claims	10.4	19.5
Accrued liabilities	341.0	393.9
Purchase price payable on business exchange transaction	—	62.4
Short-term debt and current portion of long-term debt	98.7	82.1
Current portion of capital lease obligations	10.3	20.7
Current liabilities of discontinued operations (1)	—	48.4

Total current liabilities	726.6	928.9

Long-term debt	1,208.7	1,342.8
Unsecured notes to be issued	27.6	38.7
Capital lease obligations	20.5	24.9
Deferred income taxes	432.4	471.9
Other long-term liabilities	470.9	521.5
Long-term liabilities of discontinued operations (1)	—	99.6

Total liabilities	2,886.7	3,428.3

Redeemable equity	3.5	3.5

Quad/Graphics common stock and other equity
Preferred stock	—	—
Common stock	1.4	1.4
Additional paid-in capital	979.4	984.2
Treasury stock, at cost	(283.7)	(295.4)
Retained earnings	650.6	650.2
Accumulated other comprehensive loss	(36.0)	(37.7)

Quad/Graphics common stock and other equity	1,311.7	1,302.7

Noncontrolling interests	0.7	0.7

Total common stock and other equity and noncontrolling interests	1,312.4	1,303.4

Total liabilities and shareholders' equity	$4,202.6	$4,735.2

(1)	December 31, 2011 balance sheet includes the assets and liabilities of the Canadian operations sold on March 1, 2012.

QUAD/GRAPHICS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
For the Six Months Ended June 30, 2012 and 2011
(in millions)
(UNAUDITED)

	Six Months Ended June 30,
	2012	2011
OPERATING ACTIVITIES
Net earnings (loss)	$26.7	$(17.5)
Adjustments to reconcile net earnings (loss) to net cash provided by operating activities:
Depreciation and amortization	169.3	178.2
Impairment charges	14.1	—
Deferred income taxes	(25.5)	9.4
Gain on disposal of discontinued operations, net of tax	(35.3)	—
Other non-cash adjustments to net earnings (loss)	9.0	10.5
Changes in operating assets and liabilities—net of acquisitions	12.2	(63.9)

Net Cash Provided by Operating Activities	170.5	116.7

INVESTING ACTIVITIES
Purchases of property, plant and equipment	(54.2)	(98.5)
Investment in ManipalTech	(18.1)	—
Proceeds from the sale of property, plant and equipment	10.0	8.2
Transfers from restricted cash	11.4	17.3
Deposit refunded related to business exchange transaction	50.0	—
Purchase price payments on business exchange transaction	(4.2)	—
Acquisition of business—net of cash acquired	(6.6)	—

Net Cash Used in Investing Activities	(11.7)	(73.0)

FINANCING ACTIVITIES
Payments of long-term debt	(35.9)	(43.6)
Payments of capital lease obligations	(15.9)	(8.8)
Borrowings on revolving credit facilities	65.1	389.5
Payments on revolving credit facilities	(142.6)	(360.9)
Bankruptcy claim payments on unsecured notes to be issued	(11.1)	(8.0)
Proceeds from issuance of common stock	—	1.6
Tax benefit on exercise of stock options	—	0.8
Payment of cash dividends	(23.4)	(9.4)
Payment of tax distributions	—	(4.2)

Net Cash Used in Financing Activities	(163.8)	(43.0)

Effect of exchange rates on cash and cash equivalents	(3.0)	(4.6)

Net Decrease in Cash and Cash Equivalents	(8.0)	(3.9)

Cash and Cash Equivalents at Beginning of Period	25.6	20.5

Cash and Cash Equivalents at End of Period	$17.6	$16.6

The condensed consolidated statements of cash flows include the cash flows of the Canadian operations prior to the March 1, 2012 sale.

QUAD/GRAPHICS, INC.
SEGMENT FINANCIAL INFORMATION
For the Three and Six Months Ended June 30, 2012 and 2011
(in millions)
(UNAUDITED)

	Net Sales	Operating Income/(Loss)	Restructuring, Impairment and Transaction-Related Charges
Three months ended June 30, 2012
United States Print and Related Services	$808.6	$22.7	$18.1
International	125.6	(9.8)	7.6
Total operating segments	934.2	12.9	25.7
Corporate	—	(22.5)	12.0
Total	$934.2	$(9.6)	$37.7

Three months ended June 30, 2011
United States Print and Related Services	$859.5	$40.7	$9.4
International	117.7	(6.0)	0.9
Total operating segments	977.2	34.7	10.3
Corporate	—	(23.8)	11.3
Total	$977.2	$10.9	$21.6

Six months ended June 30, 2012
United States Print and Related Services	$1,671.9	$56.4	$32.4
International	251.9	(18.0)	18.1
Total operating segments	1,923.8	38.4	50.5
Corporate	—	(46.1)	25.4
Total	$1,923.8	$(7.7)	$75.9

Six months ended June 30, 2011
United States Print and Related Services	$1,766.7	$87.4	$30.8
International	232.9	(10.8)	2.4
Total operating segments	1,999.6	76.6	33.2
Corporate	—	(40.9)	17.1
Total	$1,999.6	$35.7	$50.3

Results from the Canadian operations sold on March 1, 2012 are excluded from the segment financial information presented above.

Restructuring, impairment and transaction-related charges are included in Operating Income/(Loss) above.

QUAD/GRAPHICS, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
EBITDA, EBITDA Margin, Adjusted EBITDA and Adjusted EBITDA Margin
For the Three Months Ended June 30, 2012 and 2011
(in millions)
(UNAUDITED)

	Three Months Ended June 30,
	2012	2011
Net loss attributable to Quad/Graphics common shareholders	$(20.8)	$(10.3)

Interest expense	20.7	29.3
Income tax benefit	(10.3)	(3.7)
Depreciation and amortization	84.7	83.5

EBITDA (Non-GAAP)	$74.3	$98.8
EBITDA Margin (Non-GAAP)	8.0%	10.1%

Restructuring, impairment and transaction-related charges (1)	37.7	21.6
Loss from discontinued operations, net of tax	—	(4.2)

Adjusted EBITDA from continuing operations (Non-GAAP)	$112.0	$116.2
Adjusted EBITDA Margin from continuing operations (Non-GAAP)	12.0%	11.9%

Adjusted EBITDA from discontinued operations (Non-GAAP) (2)	$—	$10.5
Adjusted EBITDA Margin from discontinued operations (Non-GAAP) (2)	—%	11.3%

Adjusted EBITDA - consolidated (Non-GAAP)	$112.0	$126.7
Adjusted EBITDA Margin - consolidated (Non-GAAP)	12.0%	11.8%
__________________________________

(1)	Operating results from continuing operations for the three months ended June 30, 2012 and 2011 were affected by the following restructuring, impairment and transaction-related charges:

	Three Months Ended June 30,
	2012	2011
Employee termination charges (a)	$10.2	$4.8
Impairment charges (b)	5.7	—
Transaction-related charges (c)	0.8	1.0
Integration costs (d)	11.2	8.9
Other restructuring charges (e)	9.8	6.9
Restructuring, impairment and transaction-related charges from continuing operations	$37.7	$21.6
__________________________________

(a)	Employee termination charges were related to workforce reductions through facility consolidations and involuntary separation programs.

(b)
Impairment charges incurred in the three months ended June 30, 2012 were for certain buildings and equipment no longer being utilized in production as a result of facility consolidations, primarily related to the Company's Stillwater, Oklahoma and Pila, Poland facilities.

(c)	Transaction-related charges incurred in the three months ended June 30, 2012 consisted of professional service fees related to business acquisition and divestiture activities.

(d)
Integration costs were primarily related to preparing existing facilities to meet new production requirements resulting from work transferring from closed plants, as well as other costs related to the integration of the acquired companies.

(e)	Other restructuring charges were primarily from costs to maintain and exit closed facilities, as well as lease exit charges.

(2)
Includes the Adjusted EBITDA and Adjusted EBITDA Margin for the Canadian operations sold on March 1, 2012, calculated in a consistent manner with the calculation above for Adjusted EBITDA and Adjusted EBITDA Margin from continuing operations.

In addition to financial measures prepared in accordance with generally accepted accounting principles (GAAP), this earnings announcement also contains non-GAAP financial measures, specifically EBITDA, EBITDA Margin, Adjusted EBITDA, Adjusted EBITDA Margin, Recurring Free Cash Flow and Adjusted Diluted Earnings Per Share. They are presented to provide additional information regarding Quad/Graphics' performance and because they are important measures by which Quad/Graphics assesses the profitability and liquidity of its business. These measures should not be considered alternatives to net earnings (loss) as a measure of operating performance or to cash flows provided by operating activities as a measure of liquidity.

QUAD/GRAPHICS, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
EBITDA, EBITDA Margin, Adjusted EBITDA and Adjusted EBITDA Margin
For the Six Months Ended June 30, 2012 and 2011
(in millions)
(UNAUDITED)

	Six Months Ended June 30,
	2012	2011
Net earnings (loss) attributable to Quad/Graphics common shareholders	$26.6	$(17.6)

Interest expense	42.1	59.1
Income tax benefit	(44.1)	(10.9)
Depreciation and amortization	169.3	170.8

EBITDA (Non-GAAP)	$193.9	$201.4
EBITDA Margin (Non-GAAP)	10.1%	10.1%

Restructuring, impairment and transaction-related charges (1)	75.9	50.3
Loss from discontinued operations, net of tax	3.2	6.1
Gain on disposal of discontinued operations, net of tax	(35.3)	—

Adjusted EBITDA from continuing operations (Non-GAAP)	$237.7	$257.8
Adjusted EBITDA Margin from continuing operations (Non-GAAP)	12.4%	12.9%

Adjusted EBITDA from discontinued operations (Non-GAAP) (2)	$(1.5)	$9.6
Adjusted EBITDA Margin from discontinued operations (Non-GAAP) (2)	(4.7)%	5.5%

Adjusted EBITDA - consolidated (Non-GAAP)	$236.2	$267.4
Adjusted EBITDA Margin - consolidated (Non-GAAP)	12.1%	12.3%
__________________________________

(1)	Operating results from continuing operations for the six months ended June 30, 2012 and 2011 were affected by the following restructuring, impairment and transaction-related charges:

	Six Months Ended June 30,
	2012	2011
Employee termination charges (a)	$20.6	$15.8
Impairment charges (b)	14.1	—
Transaction-related charges (c)	2.3	1.0
Integration costs (d)	23.1	22.4
Gain on collection of note receivable (e)	(2.4)	(7.1)
Other restructuring charges (f)	18.2	18.2
Restructuring, impairment and transaction-related charges from continuing operations	$75.9	$50.3
__________________________________

(a)	Employee termination charges were related to workforce reductions through facility consolidations and involuntary separation programs.

(b)
Impairment charges incurred in the six months ended June 30, 2012 were for certain buildings and equipment no longer being utilized in production as a result of facility consolidations, primarily related to the Company's Stillwater, Oklahoma and Pila, Poland facilities.

(c)	Transaction-related charges incurred in the six months ended June 30, 2012 consisted of professional service fees related to business acquisition and divestiture activities.

(d)
Integration costs were primarily related to preparing existing facilities to meet new production requirements resulting from work transferring from closed plants, as well as other costs related to the integration of the acquired companies.

(e)
Gain on the collection of a note receivable in the six months ended June 30, 2012 was related to a settlement of a disputed pre-acquisition Worldcolor note receivable. Gain on the collection of a note receivable in the six months ended June 30, 2011 was related to the June 2008 sale of Worldcolor's European operations. These non-recurring gains were excluded from the calculation of Adjusted EBITDA.

(f)	Other restructuring charges were primarily from costs to maintain and exit closed facilities, as well as lease exit charges.

(2)
Includes the Adjusted EBITDA and Adjusted EBITDA Margin for the Canadian operations sold on March 1, 2012, calculated in a consistent manner with the calculation above for Adjusted EBITDA and Adjusted EBITDA Margin from continuing operations.

In addition to financial measures prepared in accordance with generally accepted accounting principles (GAAP), this earnings announcement also contains non-GAAP financial measures, specifically EBITDA, EBITDA Margin, Adjusted EBITDA, Adjusted EBITDA Margin, Recurring Free Cash Flow and Adjusted Diluted Earnings Per Share. They are presented to provide additional information regarding Quad/Graphics' performance and because they are important measures by which Quad/Graphics assesses the profitability and liquidity of its business. These measures should not be considered alternatives to net earnings (loss) as a measure of operating performance or to cash flows provided by operating activities as a measure of liquidity.

QUAD/GRAPHICS, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
Recurring Free Cash Flow
For the Six Months Ended June 30, 2012 and 2011
(in millions)
(UNAUDITED)

	Six Months Ended June 30,
	2012	2011
Net cash provided by operating activities	$170.5	$116.7

Add back non-recurring payments:
Restructuring payments, net (1)	43.1	77.9
Worldcolor bankruptcy payments	7.9	5.7

Recurring cash flows provided by operating activities	221.5	200.3

Less: purchases of property, plant and equipment	(54.2)	(98.5)

Recurring Free Cash Flow	$167.3	$101.8

(1)
Restructuring payments are shown net of cash receipts related to non-recurring restructuring transactions. For the six months ended June 30, 2012, restructuring payments were $57.8 million (consisting of $56.9 million in payments for continuing operations and $0.9 million for Canadian discontinued operations) and were reduced for a $14.7 million non-recurring collection of a disputed pre-acquisition Worldcolor note receivable. For the six months ended June 30, 2011, restructuring payments are shown net of a $7.1 million gain on the collection of a note receivable for the June 2008 sale of Worldcolor's European operations.

Recurring Free Cash Flow includes the cash flows of the Canadian operations prior to the March 1, 2012 sale.

In addition to financial measures prepared in accordance with generally accepted accounting principles (GAAP), this earnings announcement also contains non-GAAP financial measures, specifically EBITDA, EBITDA Margin, Adjusted EBITDA, Adjusted EBITDA Margin, Recurring Free Cash Flow and Adjusted Diluted Earnings Per Share. They are presented to provide additional information regarding Quad/Graphics' performance and because they are important measures by which Quad/Graphics assesses the profitability and liquidity of its business. These measures should not be considered alternatives to net earnings (loss) as a measure of operating performance or to cash flows provided by operating activities as a measure of liquidity.

QUAD/GRAPHICS, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
Adjusted Diluted Earnings Per Share
For the Three Months Ended June 30, 2012 and 2011
(in millions, except per share data)
(UNAUDITED)

	Three Months Ended June 30,
	2012	2011
Loss from continuing operations before income taxes and equity in earnings (loss) of unconsolidated entities	$(30.3)	$(18.4)

Restructuring, impairment and transaction-related charges	37.7	21.6
	7.4	3.2

Income tax expense at 40% normalized tax rate	3.0	1.3
	4.4	1.9

Equity in earnings (loss) of unconsolidated entities	(0.8)	0.3
Net earnings attributable to noncontrolling interests	—	(0.1)

Adjusted net earnings from continuing operations (Non-GAAP)	$3.6	$2.1

Basic weighted average number of common shares outstanding	46.8	47.3
Plus: effect of dilutive equity incentive instruments (Non-GAAP)	0.1	1.3
Diluted weighted average number of common shares outstanding (Non-GAAP)	46.9	48.6

Adjusted Diluted Earnings Per Share From Continuing Operations (Non-GAAP)	$0.08	$0.04

Diluted Earnings Per Share From Continuing Operations (GAAP)	$(0.44)	$(0.31)
Restructuring, impairment and transaction-related charges per share	0.80	0.44
Income tax benefit from condensed consolidated statement of operations per share	(0.22)	(0.08)
Income tax expense at 40% normalized tax rate per share	(0.06)	(0.03)
GAAP to Non-GAAP diluted impact per share	—	0.02
Adjusted Diluted Earnings Per Share From Continuing Operations (Non-GAAP)	$0.08	$0.04

Adjusted Diluted Earnings Per Share excludes: (i) the results of the Canadian discontinued operations, (ii) the gain on disposal of the Canadian discontinued operations, (iii) restructuring, impairment and transaction-related charges and (iv) discrete income tax items.

In addition to financial measures prepared in accordance with generally accepted accounting principles (GAAP), this earnings announcement also contains non-GAAP financial measures, specifically EBITDA, EBITDA Margin, Adjusted EBITDA, Adjusted EBITDA Margin, Recurring Free Cash Flow and Adjusted Diluted Earnings Per Share. They are presented to provide additional information regarding Quad/Graphics' performance and because they are important measures by which Quad/Graphics assesses the profitability and liquidity of its business. These measures should not be considered alternatives to net earnings (loss) as a measure of operating performance or to cash flows provided by operating activities as a measure of liquidity.

QUAD/GRAPHICS, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
Adjusted Diluted Earnings Per Share
For the Six Months Ended June 30, 2012 and 2011
(in millions, except per share data)
(UNAUDITED)

	Six Months Ended June 30,
	2012	2011
Loss from continuing operations before income taxes and equity in earnings of unconsolidated entities	$(49.8)	$(23.4)

Restructuring, impairment and transaction-related charges	75.9	50.3
	26.1	26.9

Income tax expense at 40% normalized tax rate	10.4	10.8
	15.7	16.1

Equity in earnings of unconsolidated entities	0.3	1.1
Net earnings attributable to noncontrolling interests	(0.1)	(0.1)

Adjusted net earnings from continuing operations (Non-GAAP)	$15.9	$17.1

Basic weighted average number of common shares outstanding	46.8	47.3
Plus: effect of dilutive equity incentive instruments (Non-GAAP)	0.2	1.3
Diluted weighted average number of common shares outstanding (Non-GAAP)	47.0	48.6

Adjusted Diluted Earnings Per Share From Continuing Operations (Non-GAAP)	$0.34	$0.35

Diluted Earnings Per Share From Continuing Operations (GAAP)	$(0.12)	$(0.24)
Restructuring, impairment and transaction-related charges per share	1.61	1.03
Income tax benefit from condensed consolidated statement of operations per share	(0.94)	(0.22)
Income tax expense at 40% normalized tax rate per share	(0.22)	(0.22)
GAAP to Non-GAAP diluted impact per share	0.01	—
Adjusted Diluted Earnings Per Share From Continuing Operations (Non-GAAP)	$0.34	$0.35

Adjusted Diluted Earnings Per Share excludes: (i) the results of the Canadian discontinued operations, (ii) the gain on disposal of the Canadian discontinued operations, (iii) restructuring, impairment and transaction-related charges and (iv) discrete income tax items.

In addition to financial measures prepared in accordance with generally accepted accounting principles (GAAP), this earnings announcement also contains non-GAAP financial measures, specifically EBITDA, EBITDA Margin, Adjusted EBITDA, Adjusted EBITDA Margin, Recurring Free Cash Flow and Adjusted Diluted Earnings Per Share. They are presented to provide additional information regarding Quad/Graphics' performance and because they are important measures by which Quad/Graphics assesses the profitability and liquidity of its business. These measures should not be considered alternatives to net earnings (loss) as a measure of operating performance or to cash flows provided by operating activities as a measure of liquidity.